Taxes	9 Months Ended
Sep. 30, 2022
Taxes
Taxes

10.Taxes

Income taxes

The Group calculates the income tax expense using the tax rate that would be applicable to the expected total annual earnings. The major components of income tax expense in the interim consolidated statement of profit or loss are:

	Nine-month period ended
	September 30,
	2022	2021

	(Unaudited)
Current income tax expense	13,586,947	4,246,737
Deferred income tax expense	2,613,356	1,817,892
Adjustments to prior years’ current and deferred tax	13,762	(18,960)
Income tax expense	16,214,065	6,045,669

The effective tax rate was 37.1% and 34.9% for nine-month period ended September 30, 2022, and 2021, respectively.

The 2.2% increase in the effective tax rate during the nine months ended on September 30, 2022, compared to the 2021 period, are mainly to the change in the bylaw tax rate (35% for 2022 vs. 31% for 2021), to the increase in the expected exchange rate, to the better results obtained by the companies that pay taxes at a nominal income rate different from 35%, particularly, Refinería de Cartagena (income tax rate of 15%), and the better results obtained during the period from January to September at Ecopetrol S.A.

The better results in the Ecopetrol Business Group are mainly due to the growth in operations, considering: i) an increase of 54% or +US$35.2 per barrel in the average price of crude oil, natural gas and refined products, ii) a positive effect on revenues given the devaluation of the Colombia Peso against the dollar, iii) a higher sales volumes (+110 kBde) and, iv) an increase in revenues from services, better performance of the transportation and logistics services segment, associated with the increase in the volume transported due to the greater availability of crude oil produced in the country, and the reactivation of the national demand for products and gas.